                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 19, 2000
                                        ----------------
                        (Date of earliest event reported)


                              VISTEON CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)



                  Delaware                                    1-15827                         38-3519512
                  --------                                    -------                         ----------
(State or other jurisdiction of incorporation)        (Commission File Number)   (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                       48126
------------------------------------------                                                   ----------
 (Address of principal executive offices)                                                    (Zip Code)



                         Registrant's telephone number, including area code (800)-VISTEON
                                                                            -------------


ITEM 5.   OTHER EVENTS.

         On October 19, 2000, we issued a press release concerning our third quarter 2000 earnings. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.                Description
-----------                -----------
20                         Press release dated October 19, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  October 19, 2000                     By: /s/Stacy L. Fox
                                                --------------------------------
                                                Stacy L. Fox
                                                Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                               Description                      Page
-----------                               -----------                      ----

Exhibit 20                            Press Release dated
                                      October 19, 2000

